UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 26, 2016

Citigroup Commercial Mortgage Trust 2016-GC37

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001670601)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

Rialto Mortgage Finance, LLC

(Central Index Key number: 0001592182)

The Bank of New York Mellon

(Central Index Key number: 0001497973)

KGS-Alpha Real Estate Capital Markets, LLC

(Central Index Key number: 0001499542)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

RAIT Funding, LLC

(Central Index Key number: 0001587045)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-03	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

 Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On April 26, 2016, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2016 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (in such capacity, the “Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), of Citigroup Commercial Mortgage Trust 2016-GC37, Commercial Mortgage Pass-Through Certificates, Series 2016-GC37 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class EC and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class D, Class X-D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $593,122,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Goldman, Sachs & Co. (“GS&Co.”) and Academy Securities, Inc. (“Academy Securities” and, together with Citigroup and GS&Co., in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of April 13, 2016 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup and GS&Co. are acting as co-lead managers, and Academy Securities is acting as co-manager, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated April 6, 2016, and by the Prospectus, dated April 13, 2016 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1.

All of the Private Certificates, having an aggregate initial principal amount of $101,604,725, were sold to Citigroup, GS&Co., Academy Securities and Morgan Stanley & Co. LLC (collectively with Citigroup, GS&Co. and Academy Securities, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of April 13, 2016, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2016-GC37 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 54 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 64 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2016 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2016 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iii) Rialto Mortgage Finance, LLC (“Rialto”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2016 (the “Rialto Mortgage Loan Purchase Agreement”), between the Depositor and Rialto, (iv) The Bank of New York Mellon (“BNYM”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1,

2016 (the “BNYM Mortgage Loan Purchase Agreement”), between the Depositor and BNYM, (v) KGS-Alpha Real Estate Capital Markets, LLC (“KGS”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2016 (the “KGS Mortgage Loan Purchase Agreement”), between the Depositor and KGS, and (vi) RAIT Funding, LLC (“RAIT”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2016 (the “RAIT Mortgage Loan Purchase Agreement” and, together with the CGMRC Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement, the Rialto Mortgage Loan Purchase Agreement, the BNYM Mortgage Loan Purchase Agreement, and the KGS Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and RAIT. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Sheraton Denver Downtown Fee (the “Sheraton Denver Downtown Fee Mortgage Loan”) is part of a loan combination (the “Sheraton Denver Downtown Fee Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Sheraton Denver Downtown Fee Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Sheraton Denver Downtown Fee Mortgage Loan Combination, (i) the Sheraton Denver Downtown Fee Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the Citigroup Commercial Mortgage Trust 2016-GC36, Commercial Mortgage Pass-Through Certificates, Series 2016-GC36 (the “CGCMT 2016-GC36 Certificates”), and (ii) the Sheraton Denver Downtown Fee Mortgage Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the CGCMT 2016-GC36 Certificates, dated as of February 1, 2016 (the “CGCMT 2016-GC36 PSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer (the “CGCMT 2016-GC36 Master Servicer”), Wells Fargo Bank, National Association, as special servicer (in such capacity, the “CGCMT 2016-GC36 Special Servicer”) and as certificate administrator, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee (in such capacity, the “CGCMT 2016-GC36 Trustee”). The CGCMT 2016-GC36 Master Servicer and the CGCMT 2016-GC36 Special Servicer are responsible for servicing the Sheraton Denver Downtown Fee Mortgage Loan and administering the related mortgaged property, and the CGCMT 2016-GC36 Trustee is the mortgagee of record with respect to the Sheraton Denver Downtown Fee Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Sheraton Denver Downtown Fee Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of February 1, 2016 (the “Sheraton Denver Downtown Fee Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the Sheraton Denver Downtown Fee Mortgage Loan Combination. The CGCMT 2016-GC36 PSA and the Sheraton Denver Downtown Fee Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.5, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as 79 Madison Avenue (the “79 Madison Avenue Mortgage Loan”) is part of a loan combination (the “79 Madison Avenue Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “79 Madison Avenue Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the 79 Madison Avenue Mortgage Loan Combination, (i) the 79 Madison Avenue Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the Citigroup Commercial Mortgage Trust 2016-P3, Commercial Mortgage Pass-Through Certificates, Series 2016-P3 (the “CGCMT 2016-P3 Certificates”), and (ii) the 79 Madison Avenue Mortgage Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the CGCMT 2016-P3 Certificates, dated as of April 1, 2016 (the “CGCMT 2016-P3 PSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “CGCMT 2016-P3 Master Servicer”), C-III Asset Management LLC, as special servicer (the “CGCMT 2016-P3 Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee (in such capacity, the “CGCMT 2016-P3 Trustee”). The CGCMT 2016-P3 Master Servicer and the CGCMT 2016-P3 Special Servicer are responsible for servicing the 79 Madison Avenue Mortgage Loan and administering the related mortgaged property, and the CGCMT 2016-P3 Trustee is the mortgagee of record with respect to the 79 Madison Avenue Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the 79 Madison Avenue Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of April 1, 2016 (the “79 Madison Avenue Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the 79 Madison Avenue Mortgage Loan Combination. The CGCMT 2016-P3 PSA and the 79 Madison Avenue Co-Lender Agreement are attached hereto as Exhibits 4.3 and 4.6, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Austin Block 21 (the “Austin Block 21 Mortgage Loan”) is part of a loan combination (the “Austin Block 21 Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Austin Block 21 Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Austin Block 21 Mortgage Loan Combination, (i) the Austin Block 21 Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the CGCMT 2016-GC36 Certificates, and (ii) the Austin Block 21 Mortgage Loan Combination is being serviced pursuant to the CGCMT 2016-GC36 PSA. The CGCMT 2016-GC36 Master Servicer and the CGCMT 2016-GC36 Special Servicer are responsible for servicing the Austin Block 21 Mortgage Loan and administering the related mortgaged property, and the CGCMT 2016-GC36 Trustee is the mortgagee of record with respect to the Austin Block 21 Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Austin Block 21 Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of February 1, 2016 (the “Austin Block 21 Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the Austin Block 21 Mortgage Loan Combination. The Austin Block 21 Co-Lender Agreement is attached hereto as Exhibit 4.7.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as 600 Broadway (the “600 Broadway Mortgage Loan”) is part of a loan combination (the “600 Broadway Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and six pari passu companion loans (each, a “600 Broadway Pari Passu Companion Loan” and, collectively, the “600 Broadway Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the 600 Broadway Mortgage Loan Combination, (i) the 600 Broadway Pari Passu Companion Loan evidenced by the controlling promissory note A-4 is part of the mortgage pool backing the DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1 (the “DBJPM 2016-C1 Certificates”), and (ii) the 600 Broadway Mortgage Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the DBJPM 2016-C1 Certificates, dated as of April 1, 2016 (the “DBJPM 2016-C1 PSA”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “DBJPM 2016-C1 Master Servicer”) and as certificate administrator, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer

(in such capacity, the “DBJPM 2016-C1 Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee (in such capacity, the “DBJPM 2016-C1 Trustee”). The DBJPM 2016-C1 Master Servicer and the DBJPM 2016-C1 Special Servicer are responsible for servicing the 600 Broadway Mortgage Loan and administering the related mortgaged property, and the DBJPM 2016-C1 Trustee is the mortgagee of record with respect to the 600 Broadway Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the 600 Broadway Pari Passu Companion Loans are generally governed by a co-lender agreement dated as of April 13, 2016 (the “600 Broadway Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the 600 Broadway Mortgage Loan Combination. The DBJPM 2016-C1 PSA and the 600 Broadway Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.8, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as 5 Penn Plaza (the “5 Penn Plaza Mortgage Loan”) is part of a loan combination (the “5 Penn Plaza Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and three pari passu companion loans (each, a “5 Penn Plaza Pari Passu Companion Loan” and, collectively, the “5 Penn Plaza Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the 5 Penn Plaza Mortgage Loan Combination, (i) the 5 Penn Plaza Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the CGCMT 2016-GC36 Certificates, and (ii) the 5 Penn Plaza Mortgage Loan Combination is being serviced pursuant to the CGCMT 2016-GC36 PSA. The CGCMT 2016-GC36 Master Servicer and the CGCMT 2016-GC36 Special Servicer are responsible for servicing the 5 Penn Plaza Mortgage Loan and administering the related mortgaged property, and the CGCMT 2016-GC36 Trustee is the mortgagee of record with respect to the 5 Penn Plaza Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the 5 Penn Plaza Pari Passu Companion Loans are generally governed by a co-lender agreement dated as of January 6, 2016 (the “5 Penn Plaza Co-Lender Agreement”) and a resizing amendment to the co-lender agreement dated as of March 31, 2016 (the “5 Penn Plaza Resizing Amendment”), each among the initial holders of the promissory notes evidencing the 5 Penn Plaza Mortgage Loan Combination. The 5 Penn Plaza Co-Lender Agreement and the 5 Penn Plaza Resizing Amendment are attached hereto as Exhibits 4.9 and 4.10, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Park Place (the “Park Place Mortgage Loan”) is part of a loan combination (the “Park Place Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and two pari passu companion loans (each, a “Park Place Pari Passu Companion Loan” and, collectively, the “Park Place Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Park Place Mortgage Loan Combination, (i) the Park Place Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the CGCMT 2016-GC36 Certificates, and (ii) the Park Place Mortgage Loan Combination is being serviced pursuant to the CGCMT 2016-GC36 PSA. The CGCMT 2016-GC36 Master Servicer and the CGCMT 2016-GC36 Special Servicer are responsible for servicing the Park Place Mortgage Loan and administering the related mortgaged property, and the CGCMT 2016-GC36 Trustee is the mortgagee of record with respect to the Park Place Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the Park Place Pari Passu Companion Loans are generally governed by a co-lender agreement dated as of February 1, 2016 (the “Park Place Co-Lender Agreement”) and a resizing amendment to the co-lender agreement dated as of March 31, 2016 (the “Park Place Resizing Amendment”), each among the initial holders of the promissory notes evidencing the Park Place

Mortgage Loan Combination. The Park Place Co-Lender Agreement and the Park Place Resizing Amendment are attached hereto as Exhibits 4.11 and 4.12, respectively.

 The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, GSMC, Rialto, BNYM, KGS and RAIT. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $6,301,370, were approximately $723,849,314. Of the expenses paid by the Depositor, approximately $371,616 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $5,829,754 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Berkadia Commercial Mortgage LLC will act as primary servicer with respect to 3 of the Mortgage Loans pursuant to that certain Amended and Restated Subservicing Agreement, dated as of January 18, 2013 and as to which an executed version is attached hereto as Exhibit 10.7, between KeyBank National Association and Berkadia Commercial Mortgage LLC.

Berkadia Commercial Mortgage LLC will also act as primary servicer with respect to 3 of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of April 1, 2016, and as to which an executed version is attached hereto as Exhibit 10.8, between Wells Fargo Bank, National Association and Berkadia Commercial Mortgage LLC.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated April 13, 2016. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 1	Underwriting Agreement, dated as of April 13, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., and Academy Securities, Inc., as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of April 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.
Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-GC36 Certificates, dated as of February 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer and as certificate administrator, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee.

Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-P3 Certificates, dated as of April 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the DBJPM 2016-C1 Certificates, dated as of April 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee.
Exhibit 4.5	Co-Lender Agreement, dated as of February 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Sheraton Denver Downtown Fee Mortgage Loan Combination.
Exhibit 4.6	Co-Lender Agreement, dated as of April 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the 79 Madison Avenue Mortgage Loan Combination.
Exhibit 4.7	Co-Lender Agreement, dated as of February 1, 2016, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, relating to the Austin Block 21 Mortgage Loan Combination.
Exhibit 4.8	Co-Lender Agreement, dated as of April 13, 2016, between The Bank of New York Mellon, as Note A-1 Holder, The Bank of New York Mellon, as Note A-2-1 Holder, The Bank of New York Mellon, as Note A-2-2 Holder, The Bank of New York Mellon, as Note A-3 Holder, German American Capital Corporation, as Note A-4 Holder, German American Capital Corporation, as Note A-5-1 Holder, German American Capital Corporation, as Note A-5-2 Holder, and German American Capital Corporation, as Note A-6 Holder, relating to the 600 Broadway Mortgage Loan Combination.
Exhibit 4.9	Co-Lender Agreement, dated as of January 6, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the 5 Penn Plaza Mortgage Loan Combination.
Exhibit 4.10	Resizing Amendment, dated as of March 31, 2016, between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the 5 Penn Plaza Mortgage Loan Combination.

Exhibit 4.11	Co-Lender Agreement, dated as of February 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Park Place Mortgage Loan Combination.
Exhibit 4.12	Resizing Amendment, dated as of March 31, 2016, between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Park Place Mortgage Loan Combination.
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 26, 2016.
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 26, 2016 (included as part of Exhibit 5).
Exhibit 10.1	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.2	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.3	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between Rialto Mortgage Finance, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Rialto Mortgage Finance, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.4	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between The Bank of New York Mellon and Citigroup Commercial Mortgage Securities Inc., pursuant to which The Bank of New York Mellon sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.5	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between KGS-Alpha Real Estate Capital Markets, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which KGS-Alpha Real Estate Capital Markets, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.6	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between RAIT Funding, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which RAIT Funding, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.7	Amended and Restated Subservicing Agreement, dated as of January 18, 2013, by and between KeyBank National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as primary servicer.
Exhibit 10.8	Primary Servicing Agreement, dated as of April 1, 2016, by and between Wells Fargo Bank, National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as primary servicer.

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 26, 2016 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 13, 2016, which such certification is dated April 13, 2016.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 26, 2016	CITIGROUP COMMERCIAL MORTGAGE
SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

 CGCMT 2016-GC37 - Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601 (a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement, dated as of April 13, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., and Academy Securities, Inc., as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of April 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.	(E)
4.2	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-GC36 Certificates, dated as of February 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer and as certificate administrator, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee.	(E)
4.3	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-P3 Certificates, dated as of April 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)

4.4	Pooling and Servicing Agreement governing the issuance of the DBJPM 2016-C1 Certificates, dated as of April 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee.	(E)
4.5	Co-Lender Agreement, dated as of February 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Sheraton Denver Downtown Fee Mortgage Loan Combination.	(E)
4.6	Co-Lender Agreement, dated as of April 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the 79 Madison Avenue Mortgage Loan Combination.	(E)
4.7	Co-Lender Agreement, dated as of February 1, 2016, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, relating to the Austin Block 21 Mortgage Loan Combination.	(E)
4.8	Co-Lender Agreement, dated as of April 13, 2016, between The Bank of New York Mellon, as Note A-1 Holder, The Bank of New York Mellon, as Note A-2-1 Holder, The Bank of New York Mellon, as Note A-2-2 Holder, The Bank of New York Mellon, as Note A-3 Holder, German American Capital Corporation, as Note A-4 Holder, German American Capital Corporation, as Note A-5-1 Holder, German American Capital Corporation, as Note A-5-2 Holder, and German American Capital Corporation, as Note A-6 Holder, relating to the 600 Broadway Mortgage Loan Combination.	(E)
4.9	Co-Lender Agreement, dated as of January 6, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the 5 Penn Plaza Mortgage Loan Combination.	(E)

4.10	Resizing Amendment, dated as of March 31, 2016, between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the 5 Penn Plaza Mortgage Loan Combination.	(E)
4.11	Co-Lender Agreement, dated as of February 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Park Place Mortgage Loan Combination.	(E)
4.12	Resizing Amendment, dated as of March 31, 2016, between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Park Place Mortgage Loan Combination.	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 26, 2016.	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 26, 2016 (included as part of Exhibit 5).	(E)
10.1	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.2	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.3	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between Rialto Mortgage Finance, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Rialto Mortgage Finance, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.4	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between The Bank of New York Mellon and Citigroup Commercial Mortgage Securities Inc., pursuant to which The Bank of New York Mellon sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)

10.5	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between KGS-Alpha Real Estate Capital Markets, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which KGS-Alpha Real Estate Capital Markets, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.6	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between RAIT Funding, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which RAIT Funding, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.7	Amended and Restated Subservicing Agreement, dated as of January 18, 2013, by and between KeyBank National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as primary servicer.	(E)
10.8	Primary Servicing Agreement, dated as of April 1, 2016, by and between Wells Fargo Bank, National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as primary servicer.	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 26, 2016 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 13, 2016, which such certification is dated April 13, 2016.	(E)